Table OF Contents










          8-K - CURRENT REPORT ON FORM 8-K DATED September 2, 2010
          Item 7.01   Regulation FD Disclosure.
          SIGNATURES

          EX-99 (PRESS RELEASE DATED September 2, 2010)



























































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                United States Securities and Exchange Commission

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

                               September 2, 2010
                                 Date of Report
                       [Date of Earliest Event Reported]

                          BULLION MONARCH MINING, INC.
             (Exact name of Registrant as specified in its Charter)


               Utah                       001-03896              20-1885668
(State or Other Jurisdiction of    (Commission File Number)  (I.R.S. Employer
           Incorporation)                                   Identification  No.)



                            20 North Main Suite 202
                              St. George, UT 84770
                    (Address of Principal Executive Offices)

                                 (801) 426-8111
              (Registrant's Telephone Number, including area code)

                                      N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

See Exhibit 99.1, a Press Release dated September 2, 2010, a copy of which is attached hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit Description and Exhibit No.

99.1
Press Release dated April 5, 2010.












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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  BULLION MONARCH MINING, INC.

                    Date:   9/2/2010              By:  /s/ R. Don Morris
                                                  R. Don Morris
                                                  President































































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Bullion Monarch Mining Announces Drill Results From Bom Jesus Property in Brazil



September  2,  2010  -  St.  George,  Utah  - Bullion Monarch Mining, Inc.
(BULM.OB)  has  now  completed  an exploratory drilling program on the Bom Jesus property in the traditionally mineral rich Para state of Brazil. The Dourave/Bullion Joint Venture LP completed 8 drill holes with a total of 2207.05 meters of diamond drilling on its Bom Jesus Project in northern Brazil and has now received all outstanding geochemical results.

The drilling tested coincident geochemical and geophysical anomalies, along with the down dip extension of shallow, high grade, parallel vein systems which returned bonanza grades with channel samples taken from shafts of 0.45m @
83.45  g/t Au, 0.55m @ 34.49g/t Au, 0.80m @ 19.83 g/t Au, 0.30m @ 139.69 g/t Au,
1.55m @ 32.08 g/t Au & 0.60m @ 315.04 g/t Au.

All holes intersected pervasive hydrothermal alteration with associated disseminated sulphides indicating the presence of a large hydrothermally altered gold and polymetallic system. Previous drilling of similar targets on this property intersected grades of 11.44m @ 1.4g/t Au & 0.42% Zn associated with between 7-10% disseminated sulphides. High grade veins nearer the surface returned grades of 0.50m @19.20g/t Au and 1.21m @ 5.58 g/t Au.

Best results were encountered in holes FBJ-09, FBJ-11, FBJ-13, FBJ-15 and FBJ-16. The drilling program confirmed the presence of a large, hydrothermally altered system with zones of anomalous mineralization. The controls on this mineralization are currently being studied with a technical study of all mineralized zones and alteration types currently underway in the University
Federal of Parana. This will allow us to understand the vectors of mineralization to better target those zones which are more likely to carry higher grades of gold and base-metals.

Because  of  the delays in receiving all geochemical results, analysis was not  possible  until  the  end  of  July. For purposes of quality, control these samples have been sent out to two different laboratories, INTERTEK and ACME laboratories. All diamond drill holes in the recent drilling campaign intersected alteration, indicating the Bom Jesus Project area is within a large alteration system that shows many similarities to the alteration zones in the periphery of the main mineralized structures at Magellan's 2 million oz. Cuiu Cuiu gold project.

All current data from Dourave/Bullion Joint Venture LP's Bom Jesus project is being evaluated to determine the direction of future exploration on the property. The diamond core drilling program to date consists of sixteen holes totaling 3,327 meters. Bullion Monarch Mining currently owns a one-third interest in the Bom Jesus Project. A drill result summary from the most recent 8 holes is included below:


























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

------------ ---------- --------- ---------- ------- ---------- --------- --------- ----------
                                             Au
Hole         From (m)   To (m)    Width (m)  (g/t)   Cu (ppm)   Ag (ppm)  Pb (ppm)  Zn (ppm)
------------ ---------- --------- ---------- ------- ---------- --------- --------- ----------
FBJ_09        98.42     99.55     1.13       0.275   3834       1.5       113       173
FBJ_09        198.4     199.36    0.96       0.258   443        0.4       40        50
FBJ_09        229.18    229.94    0.76       0.018   757        5.1       327       4597
FBJ_11        240.4     242.95    2.55       1.053   14          -0.3     8         39
FBJ_13        100       100.96    0.96       0.154   19          -0.3     -3        45
FBJ_13        105.85    106.95    1.1        0.365   20          0.4      46        70
FBJ_13        164.76    165.57    0.81       3.236   225        3         48        670
FBJ_13        172.98    173.95    0.97       0.444   92          1.7      82        109
FBJ_13        173.95    174.8     0.85       0.234   142        0.8       26        43
FBJ_13        174.8     175.6     0.8        0.24    156        0.9       26        44
FBJ_13        175.6     176.44    0.84       0.387   1431       0.6       32        33
FBJ_13        176.44    177.5     1.06       0.145   132        -0.3      6         39
FBJ_15        175       175.5     0.5        1.18    58          5        33        57
FBJ_15        301.02    302.08    1.06       0.492   2.5        5         2.5       475
FBJ_16        66.3      67.6      1.3        0.079   2.5         5        1257      10000
FBJ_16        67.6      68.62     1.02       0.48    2.5        5         6         36
FBJ_16        68.62     69.5      0.88       0.042   75          5        1769      2709
FBJ_16        69.5      70.38     0.88       0.013   153        5         1834      10000
FBJ_16        150.16    150.96    0.8        0.496   905         5        22        91
FBJ_16        170.37    171.35    0.98       0.98    21          5        124       491
FBJ_16        178.3     179.25    0.95       1.425   221        5         2.5       42
FBJ_16        201.28    201.99    0.71       5.47    2.5        5         44        368
FBJ_16        208.38    209.37    0.99       0.6     22          5        2.5       90
FBJ_16        209.37    210.19    0.82       0.12    2.5        5         10        54
FBJ_16        216.78    217.97    1.19       0.503   2.5        5         2.5       98
FBJ_16        222.79    223.85    1.06       0.76    2.5        5         2.5       41
FBJ_16        234.79    236       1.21       0.284   23          5        5         66
FBJ_16        236       237.1     1.1        0.2     2.5        5         2.5       51
------------ ---------- --------- ---------- ------- ---------- --------- --------- ----------


----------------------------- -------------------------------------- -----------------------------------------
   Analysis 2008 Au(g/t)          Reanalysis 02/08/2010 Au(g/t)      Observations
----------------------------- -------------------------------------- -----------------------------------------
            5.01                              6.20                   FBJ-01 89,53m to 90,30m
----------------------------- -------------------------------------- -----------------------------------------
            3.54                              2.90                   FBJ-02 136,60m to 137,50m
----------------------------- -------------------------------------- -----------------------------------------
            0.77                              0.71                   FBJ-04 165,94m to 166,90m
----------------------------- -------------------------------------- -----------------------------------------
            1.99                              1.75                   FBJ-04 168,82m to 169,78m
----------------------------- -------------------------------------- -----------------------------------------
            0.32                              0.33                   FBJ-04 169,78m to 170,74m
----------------------------- -------------------------------------- -----------------------------------------
            9.73                              10.30                  FBJ-04 170,74m to 171,70m
----------------------------- -------------------------------------- -----------------------------------------
            0.28                              0.28                   FBJ-04 174,88m to 175,71m
----------------------------- -------------------------------------- -----------------------------------------
            1.27                              1.32                   FBJ-06 102,10m to 103,56m
----------------------------- -------------------------------------- -----------------------------------------
           19.20                              21.88                  FBJ-07 42,20m to 42,70m
----------------------------- -------------------------------------- -----------------------------------------
           10.09                              11.60                  FBJ-07 82,45m to 83,13m
----------------------------- -------------------------------------- -----------------------------------------









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
About Bullion Monarch Mining

Bullion Monarch Mining Inc. is a gold-focused royalty company with additional interests in oil-shale technology and other assets. Bullion Monarch seeks to acquire existing mineral royalties or to finance mining projects that are in production or in development stage in exchange for royalty interests or a participating interest. The Company is engaged in a continual review of opportunities to create new royalties or participating interests through the financing of mine development or exploration, or to acquire companies that hold royalties. The majority of current revenues are derived from a high-quality royalty claim block located in Northeastern Nevada's Carlin Trend. Bullion Monarch also has an interest in various mineral assets in North and South America in the exploration and development stages, which have the potential to generate future royalty or other revenues. Bullion Monarch Mining is also developing a process through its subsidiary, EnShale Inc. ("EnShale"), which it believes can extract the oil content from oil shale on a commercially reasonable and economically beneficial basis. Bullion Monarch Mining management's goal is to establish a self-funded natural resource company focused on exploring for and developing world class gold opportunities. The company internally funds the oil shale technology subsidiary, EnShale Energy, as well as ongoing gold exploration projects. Bullion Monarch benefits from its royalty stream, presently generating in excess of $5,000,000 annually, and is working to monetize the substantial oil-shale assets through EnShale Energy. Their royalty portfolio generates high-margin free cash flow with lower exposure to operating and capital costs than operating companies. Bullion Monarch's portfolio also provides for direct leverage to commodity prices and the exploration potential of world-class ore deposits and mineral exploration trends where we have existing royalty interests. Management believes that a diverse portfolio of royalty interests provides our shareholders with a higher risk-adjusted return through the commodity cycle than direct operating interests in mining properties. Visit the company website at www.bulliomm.com for more information.


Investor Contact Information
Rob Morris
robmorris@bullionmm.com
(801) 426-8111

Media Contact Information
AJ Sterling Consulting
info@bullionmm.com
(435) 669-3855

"Safe Harbor" Statement under Private Securities Litigation Reform Act of 1995.


Certain statements contained in this report constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Information contained in this report contains "forward-looking statements' which can be identified by the use of forward-looking terminology such as "believe", "expect", "may", "should", "up to", "approximately", "seem", "likely", or "anticipates" or the negative thereof or given that the future results covered by such forward looking statements will be achieved. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only for the date the statements was made. Investors should carefully consider the preceding information as well as information contained in the Company's 10-KA-1 Annual Report before making any investment in the shares of the Company. The full 10-KA-1 filing referenced in this press release is available at sec.gov or bullionmm.com for complete information. Neither Bullion Monarch Mining, Inc. nor its subsidiary EnShale Inc., undertake any obligation to update any forward-looking statements contained in this press release. This press release is for informational purposes only and is not and should not be construed as an offer to solicit, buy or sell any security.